UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2012

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-180728) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On July 13, 2012, Wells Fargo & Company filed the following product supplement under its Medium-Term Note Program, Series K: Product Supplement No. 6: Equity Linked Securities; Upside Participation and Buffered Downside With Multiplier (“Product Supplement No. 6”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Sullivan & Cromwell LLP, Wells Fargo & Company’s special tax counsel, regarding Product Supplement No. 6.

(d)	Exhibit

8.1	Opinion of Sullivan & Cromwell LLP regarding Product Supplement No. 6.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: July 13, 2012	/s/ Paul R. Ackerman
Paul R. Ackerman
Executive Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

8.1	Opinion of Sullivan & Cromwell LLP regarding Product Supplement No. 6.	Electronic Transmission

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

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